EXHIBIT 1

JOINT FILING AGREEMENT

We, the signatories of the Statement on Schedule 13G to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Dated: February 14, 2018

BROOKFIELD ASSET MANAGEMENT, INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Vice-President, Legal Affairs

PARTNERS LIMITED

By:	/s/ Brian Lawson

Name: Brian Lawson
Title: Director

BROOKFIELD PRIVATE EQUITY, INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD US CORPORATION

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Vice-President

BROOKFIELD PRIVATE EQUITY HOLDINGS LLC

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

BROOKFIELD PRIVATE EQUITY DIRECT INVESTMENTS HOLDINGS LP

By: Brookfield Private Equity, Inc., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD CAPITAL PARTNERS LTD.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD HOLDINGS CANADA INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Vice-President

BROOKFIELD PRIVATE FUNDS HOLDINGS INC.

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD CANADA ADVISER, LP

By: Brookfield Private Funds Holdings Inc., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD ASSET MANAGEMENT PRIVATE INSTITUTIONAL CAPITAL ADVISER (CANADA), L.P.

By: Brookfield Private Funds Holdings, Inc., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

TITAN CO-INVESTMENT GP, LLC

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

BROOKFIELD PRIVATE EQUITY GROUP HOLDINGS LP

By: Brookfield Private Equity, Inc., its general partner:

By:	/s/ A.J. Silber

Name: A.J. Silber
Title: Director

BROOKFIELD TITAN HOLDINGS LP

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-AC, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-CN, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-DS, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-FN, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-GLH, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-HI, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-ICG, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-LB, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-MCG, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-MRS, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

TITAN CO-INVESTMENT-RBS, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

BCP TITAN AGGREGATOR, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

BCP TITAN SUB AGGREGATOR, L.P.

By: Titan Co-Investment GP, LLC, its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President

LONGHORN CAPITAL GS LP

By: Longhorn Capital Ltd., its general partner:

By:	/s/ Jordan Kolar

Name: Jordan Kolar
Title: Senior Vice-President